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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-45938 and 333-49664) of Numerical Technologies, Inc. of our report dated January 17, 2001, relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 26, 2001